UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)May 20, 2003

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

DELAWARE

1-8747

43-1304369

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Main Street
Kansas City, Missouri	64105
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code (816) 221-4000

Item 7. Financial Statements and Exhibits.

Exhibits:

99.1 May 20, 2003 Press Release, furnished solely for purposes of incorporation by reference to Item 9 herein.

Item 9. Regulation FD Disclosure.

On May 20, 2003, we announced our consolidated financial results for the year (53 weeks) ended April 3, 2003.  A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit.  The information in this current report is being furnished under Item 9 Regulation FD Disclosure, and under Item 12 Disclosure of Results of Operations and Financial Condition, as directed by the Commission in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date:	May 20, 2003	/s/ Craig R. Ramsey_______

Craig R. Ramsey
Executive Vice President,
Chief Financial Officer and
Secretary